BRIDGE INVESTMENT GROUP HOLDINGS INC. REPORTS THIRD QUARTER 2023 RESULTS SALT LAKE CITY, UTAH—November 7, 2023—Bridge Investment Group Holdings Inc. (NYSE: BRDG) (“Bridge” or the “Company”) today reported its financial results for the quarter ended September 30, 2023. Net Income (Loss) was $(17.9) million for the quarter ended September 30, 2023. On a basic and diluted basis, net income (loss) attributable to Bridge per share of Class A common stock was $(0.04). Distributable Earnings of Bridge Investment Group Holdings LLC (the “Operating Company”) were $40.8 million, or $0.22 per share after-tax, for the quarter ended September 30, 2023. Fee Related Earnings to the Operating Company were $36.0 million for the quarter ended September 30, 2023. Robert Morse, Bridge’s Executive Chairman, stated “Bridge delivered resilient third quarter results aided by 20% year-over-year growth in recurring fund management fees, despite continued market volatility creating headwinds in capital raising and deployment. Bridge remains well positioned by our differentiated exposure to some of the most attractive sectors within private markets underpinned by long-term demand drivers including residential rental, logistics, credit and secondaries strategies.” Jonathan Slager, Bridge’s Chief Executive Officer, added “In uncertain times, Bridge’s diversification within real estate, credit and secondaries have served the Company well by providing additional stability to our long duration fee-earning AUM. Looking forward, our $3.6 billion of dry powder puts us in a strong position for when opportunities arise and conditions normalize.” Common Dividend Bridge declared a quarterly dividend of $0.17 per share of its Class A common stock, payable on December 15, 2023 to its Class A common stockholders of record at the close of business on December 1, 2023. Additional Information Bridge Investment Group Holdings Inc. issued a full detailed presentation of its third quarter 2023 results, which can be viewed on the Investors section of our website at www.bridgeig.com. The presentation is titled “Third Quarter 2023 Earnings Presentation.” Conference Call and Webcast Information The Company will host a conference call on November 8, 2023 at 8:30 a.m. ET to discuss its third quarter 2023 results. Interested parties may access the conference call live over the phone by dialing 1-877-405-1210 (domestic) or 1-201-689-8721 (international) and requesting Bridge Investment Group Holdings Inc.’s Third Quarter 2023 Earnings Conference Call. Participants are asked to dial in a few minutes prior to the call to register for the event. The event will also be available live via webcast which can be accessed here or from our Investor Relations website https://ir.bridgeig.com. An audio replay of the conference call will be available approximately three hours after the conference call until 11:59 p.m. ET on November 22, 2023 and can be accessed by dialing 1-877-660-6853 (domestic) or 1-201-612-7415 (international), and providing the passcode 13741836. Exhibit 99.1

About Bridge Bridge is a leading alternative investment manager, diversified across specialized asset classes, with approximately $49.4 billion of assets under management as of September 30, 2023. Bridge combines its nationwide operating platform with dedicated teams of investment professionals focused on select U.S. verticals across real estate, credit, renewable energy and secondaries strategies. Forward-Looking Statements This earnings release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or our future performance or financial condition. All statements other than statements of historical facts may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “outlook,” “could,” “believes,” “expects,” “potential,” “opportunity,” “continues,” “may,” “will,” “should,” “over time,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Accordingly, we caution you that any such forward- looking statements are based on our beliefs, assumptions and expectations as of the date made, taking into account all information available to us at that time. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties that are difficult to predict and beyond our control. Actual results may differ materially from those express or implied in the forward-looking statements as a result of a number of factors, including but not limited to those risks described from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. Bridge undertakes no duty to publicly update any forward-looking statements made herein or on the webcast/conference call or otherwise, whether as a result of new information, future developments or otherwise, except as required by law. Nothing in this press release constitutes an offer to sell or solicitation of an offer to buy any securities of the Company or any investment fund managed by the Company or its affiliates. Shareholder Relations: Bonni Rosen Bridge Investment Group Holdings Inc. shareholderrelations@bridgeig.com Media: Charlotte Morse Bridge Investment Group Holdings Inc. (877) 866-4540 charlotte.morse@bridgeig.com

EARNINGS PRESENTATION November 7, 2023 3rd QUARTER 2023 1

2 Disclaimer The information contained herein does not constitute or form part of, and should not be construed as, an offer or invitation to subscribe for, underwrite or otherwise acquire, any securities of Bridge Investment Group Holdings Inc. (“Bridge” or the “Company”), Bridge Investment Group Holdings LLC (the “Operating Company”) or any affiliate of Bridge, or any fund or other investment vehicle managed by Bridge or an affiliate of Bridge. This presentation should not form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of Bridge or any fund or other investment vehicle managed by Bridge or an affiliate of Bridge, or in connection with any other contract or commitment whatsoever. This presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. Any decision to purchase securities of Bridge or any of its affiliates should be made solely on the basis of the information contained in a prospectus to be issued by Bridge in relation to a specific offering. Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, capital raising, expectations or targets related to financial and non-financial measures, future capital expenditures, fund performance and debt service obligations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “outlook,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability to control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. If one or more events related to these forward-looking statements or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. We believe these factors include but are not limited to those risk factors described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the United States Securities and Exchange Commission (the “SEC”) on February 27, 2023, which is accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements included in this report and our other filings. You should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Industry Information Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation uses financial measures that are not presented in accordance with generally accepted accounted principles in the United States (“GAAP”), such as Distributable Earnings, Fee Related Earnings, Fee Related Revenues and Performance Related Earnings, to supplement financial information presented in accordance with GAAP. There are limitations to the use of the non-GAAP financial measures presented in this presentation. For example, the non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies may calculate non-GAAP financial measures differently than the Company, limiting the usefulness of those measures for comparative purposes. Throughout this presentation, all current period amounts are preliminary and unaudited.

3 GAAP Income Statement GAAP Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands, except shares and per share amounts) 9/30/2023 9/30/2022 9/30/2023 9/30/2022 Revenues: Fund management fees $ 61,450 $ 64,096 $ 175,616 $ 166,176 Property management and leasing fees 19,507 18,788 58,536 56,683 Construction management fees 3,086 3,414 9,273 7,727 Development fees 247 986 1,919 3,037 Transaction fees 9,679 11,532 16,738 51,172 Fund administration fees 4,359 3,808 12,839 11,105 Insurance premiums 4,654 3,387 12,868 8,648 Other asset management and property income 3,289 4,413 8,732 9,027 Total revenues 106,271 110,424 296,521 313,575 Investment (loss) income: Incentive fees — — 41 — Performance allocations: realized 20,225 22,308 31,812 64,826 Performance allocations: unrealized (50,940) (16,367) (177,249) 119,611 Earnings from investments in real estate 537 818 752 2,109 Total investment (loss) income (30,178) 6,759 (144,644) 186,546 Expenses: Employee compensation and benefits 58,557 54,968 166,111 149,140 Incentive fee compensation 1 — 4 — Performance allocations compensation: realized 2,712 1,321 4,939 4,047 Performance allocations compensation: unrealized 1,788 3,789 (17,531) 21,014 Loss and loss adjustment expenses 2,953 2,204 6,957 5,395 Third-party operating expenses 5,520 6,125 16,849 19,642 General and administrative expenses 12,142 10,685 38,903 29,961 Depreciation and amortization 5,275 703 11,487 2,223 Total expenses 88,948 79,795 227,719 231,422 Other income (expense): Realized and unrealized (losses) gains, net (519) 399 (399) 4,315 Interest income 4,428 1,904 11,609 4,466 Interest expense (7,841) (4,247) (20,722) (8,769) Total other (loss) income (3,932) (1,944) (9,512) 12 (Loss) income before provision for income taxes (16,787) 35,444 (85,354) 268,711 Income tax expense (1,107) (3,203) (2,731) (14,585) Net (loss) income (17,894) 32,241 (88,085) 254,126 Net (loss) income attributable to non-controlling interests in Bridge Investment Group Holdings LLC (19,958) 1,381 (80,393) 87,842 Net income (loss) attributable to Bridge Investment Group Holdings LLC 2,064 30,860 (7,692) 166,284 Net income (loss) attributable to non-controlling interests in Bridge Investment Group Holdings Inc. 1,770 25,861 (5,248) 138,574 Net income (loss) attributable to Bridge Investment Group Holdings Inc. $ 294 $ 4,999 $ (2,444) $ 27,710 Financial Results • GAAP Net Loss was $17.9 million for the 3rd quarter of 2023 • GAAP Net Income attributable to Bridge Investment Group Holdings Inc. was $0.3 million for the 3rd quarter of 2023 • Loss per share of Class A common stock - basic and diluted was $(0.04) and $(0.25) for the quarter and year-to-date, respectively

4 Financial Highlights 3RD Quarter 2023 overview Key Operating Metrics Business Update • Declared quarterly dividend of $0.17 per share of Class A common stock, payable on December 15, 2023 to stockholders of record on December 1, 2023. • On July 31st, the Company announced the sale of Bridge Multifamily Fund III portfolio of real estate assets to Bridge Multifamily CV LP (the “Continuation Fund”) in a transaction valued at approximately $550 million, including equity raised by the Continuation Fund to support further investment in the portfolio of real estate assets. The Continuation Fund provides additional time and capital to further invest in the portfolio of real estate assets. • At the end of Q3 2023, the Company had $3.6 billion of dry powder, a majority of which is in our Multifamily, Secondaries, Workforce & Affordable Housing, and Credit Vehicles. ($ in MM, except per share data or as noted) Q3 2023 Q3 2022 YoY Change % LTM Q3 2023 LTM Q3 2022 YoY Change % Total Revenue $106.3 $110.4 (4)% $392.0 $420.9 (7)% GAAP Net (Loss) Income $(17.9) $32.2 (156)% $(69.8) $419.9 (117)% Earnings per share, Basic $(0.04) $0.17 (124)% $(0.29) N/A N/A Fee Related Earnings (“FRE”) to the Operating Company1 $36.0 $41.6 (13)% $132.9 $162.9 (18)% Distributable Earnings (“DE”) of the Operating Company1 $40.8 $49.8 (18)% $144.8 $190.9 (24)% After-tax DE per share1 $0.22 $0.29 (24)% $0.82 $1.15 (29)% Q3 2023 Q3 2022 YoY Change % LTM Q3 2023 LTM Q3 2022 YoY Change % Gross AUM $49.4 Bn $43.8 Bn 13% $49.4 Bn $43.8 Bn 13% Fee-Earning AUM $21.8 Bn $16.6 Bn 31% $21.8 Bn $16.6 Bn 31% Capital Raised $0.3 Bn $1.3 Bn (77)% $1.8 Bn $6.3 Bn (71)% Capital Deployed $0.7 Bn $0.6 Bn 11% $3.0 Bn $4.3 Bn (30)% Dry Powder $3.6 Bn $3.9 Bn (8)% $3.6 Bn $3.9 Bn (8)% Realized Performance Allocations $20.2 $22.3 (9)% $36.3 $75.2 (52)% Unrealized Accrued Performance Allocations $377.5 $559.2 (32)% $377.5 $559.2 (32)% 1 For the twelve months ended September 30, 2022 the pro forma information assumes our IPO and related transactions occurred prior to reported period.

5 $14.5 $20.0 $25.2 $36.3 $43.3 $43.8 $49.4 2018 2019 2020 2021 2022 Q3 2022 Q3 2023 Gross Assets Under Management (AUM) ($ in Bn) Fee-Earning Assets Under Management (FEAUM) ($ in Bn) Proven record of strong and steady growth ~30% 5-Yr CAGR (3Q'18 vs 3Q'23) ~13% YoY Growth (3Q'22 vs 3Q'23) $5.8 $8.7 $10.2 $13.4 $17.3 $16.6 $21.8 2018 2019 2020 2021 2022 Q3 2022 Q3 2023 ~32% 5-Yr CAGR (3Q'18 vs 3Q'23) ~31% YoY Growth (3Q'22 vs 3Q'23)

6 $108 $181 $166 $254 $320 $335 $297 Recurring Fund Management Fee Revenue Catch-up Fund Management Fee Revenue Transaction and Other Fee Revenue 2018 2019 2020 2021 2022 LTM 3Q22 LTM 3Q23 $138 $246 $232 $330 $409 $421 $392 2018 2019 2020 2021 2022 LTM 3Q22 LTM 3Q23 Total Revenues ($ in MM) Fee Related Revenue ($ in MM) Proven record of strong and steady growth ~23% 5-Yr CAGR (3Q'18 vs 3Q'23) Fund Mgmt. Fees (Recurring & Catch-up): ~28% 5-Yr CAGR (3Q'18 vs 3Q'23) Total Fee Related Revenue: ~22% 5-Yr CAGR (3Q'18 vs 3Q'23) 1 Netted out for placement agent fees (allocated pro rata between recurring and catch-up fund management fees). 1 1

7 Distributable Earnings LTM • Transaction market slowdown impacting realization of performance allocations. Fee Related Earnings LTM • Collapse of Profits Interests programs has reduced the impact of NCI and driving positive results to the Operating Company. Non-GAAP financial measures Three Months Ended September 30, Last Twelve Months Ended September 30, ($ in thousands) 2023 2022 2023 2022 Fund-level fee revenues Fund management fees $ 61,584 $ 64,096 $ 231,194 $ 216,141 Transaction fees 9,679 11,532 21,771 82,771 Total net fund-level fee revenues 71,263 75,628 252,965 298,912 Net earnings from Bridge property operators 2,142 1,294 12,377 8,810 Development fees 247 986 3,570 4,174 Fund administration fees 4,556 3,808 16,962 11,105 Other asset management and property income 3,289 4,413 11,197 11,676 Fee Related Revenues 81,497 86,129 297,071 334,677 Cash-based employee compensation and benefits (37,275) (34,242) (133,497) (128,129) Net administrative expenses (7,109) (7,012) (27,879) (26,876) Fee Related Expenses (44,384) (41,254) (161,376) (155,005) Total Fee Related Earnings 37,113 44,875 135,695 179,672 Total Fee Related Earnings attributable to non-controlling interests (1,074) (3,307) (2,777) (16,748) Total Fee Related Earnings to the Operating Company 36,039 41,568 132,918 162,924 Fund level performance fee revenues Realized performance allocations and incentive fees 20,225 22,308 36,308 75,171 Realized performance allocations and incentive fees compensation (2,713) (1,321) (5,292) (4,694) Net realized performance allocations attributable to non- controlling interests (10,280) (12,460) (18,322) (42,876) Net insurance income 1,701 1,183 8,994 3,130 Earnings from investments in real estate1 537 818 812 2,442 Net interest income (expense) and realized gain (loss) (4,711) (2,323) (10,582) (5,150) Distributable Earnings attributable to the Operating Company $ 40,798 $ 49,773 $ 144,836 $ 190,947 Distributable After-Tax Earnings per share of Class A common stock - Basic $ 0.22 $ 0.29 $ 0.82 $ 1.15 Weighted-average shares of Class A common stock outstanding - Basic 25,956,587 24,157,236 25,135,342 23,516,628 1 Earnings from investments in real estate is offset by interest expense related to GP Lenders. Fee Related Revenues LTM • Growth in recurring fund management fees driven by acquisition of Newbury Partners. • Transaction fees impacted by the slowdown in the broader transaction markets. • Fund administration fees from internalization of fund administration continues to yield positive results.

8 $1,493 $2,307 $1,101 $1,498 $1,345 $518 $674 $320 $303 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 • $303 million of capital raised in Q3 2023 driven by Multifamily Fund III recapitalization, Development (Opportunity Zone), and Net Lease. • $706 million of deployment in Q3 2023 mostly driven by Workforce Housing and Credit strategies. Deployment also included the Multifamily Fund III recapitalization. • Fee-earning AUM decreased in Q3 2023 primarily due to Workforce Fund II fee base converting from committed capital to deployed capital. This will reverse as further deployment occurs. Capital Raised ($ in MM) Fee-earning AUM drivers Deployment ($ in MM) Fee-Earning Assets Under Management ($ in Bn)1 $32Total AUM: $36 $39 $42 $44 $43 $49 $49 $49 $1,303 $2,060 $639 $938 $633 $980 $866 $490 $706 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $12.1 $13.4 $14.7 $15.5 $16.6 $17.3 $22.2 $22.2 $21.8 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 1 AUM and FEAUM as of March 31, 2023 includes the acquisition of Newbury Partners, LLC which closed on March 31, 2023.

9 Management Fees ($ in MM) Fee related revenue summary Transaction Fees ($ in MM) All Other Fees ($ in MM) Fee Related Revenue ($ in MM) • Recurring fund management fees increased 20% in Q3 2023 compared to Q3 2022, primarily driven by the acquisition of Newbury Partners. • Fund management fees includes a decrease of $12.7 million of catch-up fees compared to Q3 2022. • Transaction fees continue to be impacted by the slowdown in the broader real estate transaction market. • All other fees includes fund administration fees, which the Operating Company began earning in Q1 2022, these fees were $4.4 million for Q3 2023. $22 $32 $22 $18 $12 $5 $2 $5 $10 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $41 $50 $53 $49 $64 $55 $54 $60 $62 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $8 $6 $10 $9 $11 $12 $11 $11 $10 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $70 $88 $84 $76 $86 $73 $67 $76 $81 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

10 1 As of September 30, 2023. 2 Weighted-average fund life for closed-end funds as of September 30, 2023. Long duration capital drives fee visibility • $1,297 million of capital raised in 2023 and the acquisition of Newbury Partners continue to drive recurring Fund Management Fee growth which increased by 23% on a year-to-date basis when compared to 2022. • Capital raised in 3rd quarter averaged 7.1 years in duration. • 60% of total FEAUM is greater than 7 years of remaining duration, with a weighted-average FEAUM remaining duration of 7.0 years.2 • Over 97% of FEAUM is in long-term, closed end funds with no redemption features. Fee-Earning AUM1 Multifamily 18% Workforce & Affordable Housing 8% Seniors Housing 7% Single-Family Rental 1% Development 18% Office 4% Logistics 1% Net Lease Income 1% Debt 21% Agency MBS 1% Secondaries 20% Fee-Earning AUM by Remaining Duration1 Example Total Return Performance 10+ Years, 11% 7-10 Years, 49% 5-7 Years, 11% 3-5 Years, 13% 0-3 Years, 13% Perpetual, 3%

11 Total Revenues & GAAP Net Income (Loss) ($ in MM) 1Earnings prior to Q3 2021 are on a pro forma basis assuming our IPO and related transactions occurred prior to reported period. Earnings summary Fee Related Earnings & Distributable Earnings to the Operating Company ($ in MM)1 • Fee Related Earnings driven by continued FEAUM growth and healthy margins - Q3 2023 impacted by timing of catch-up and transaction fees. • Q3 2023 includes the impact of collapsing the 2020 and 2021 profits interests, which were determined on an accretive basis to the Operating Company. Fee Related Earnings & Margin ($ in MM) $42 $50 $45 $40 $45 $35 $29 $34 $37 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $92 $107 $104 $99 $110 $95 $91 $99 $106 $119 $166 $98 $124 $32 $18 $(67) $(3) $(18) Total Revenues GAAP Net Income (Loss) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $30 $36 $45 $40 $42 $31 $31 $35 $36 $42 $39 $48 $55 $50 $36 $33 $35 $41 Fee Related Earnings attributable to Operating Company Distributable Earnings attributable to Operating Company Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 60% 57% 54% 52% 52% 49% 43% 45% 46%Margin:

12 $302 $440 $505 $576 $559 $555 $448 $428 $377 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Performance fee summary Net Unrealized Performance Allocations by Vintage2Accrued Performance Allocations ($ in MM)1 1 Based on fair value one quarter in arrears. 2 As of September 30, 2023. 3 Does not include any carried interest related to Newbury Funds I through V. Performance Fees & Realizations ($ in MM) • Carry-eligible AUM of $17.5 billion3, over 80% of FEAUM. • Accrued performance allocations attributable to the Operating Company is $143.8 million, the decrease during the quarter was due primarily to the recapitalization of the Bridge Multifamily Fund III portfolio in the Continuation Fund. • Pipeline for future performance-driven Distributable Earnings is significant. • Quarterly realization pace and performance fees will vary based upon market conditions. $31.0 $10.3 $8.9 $33.6 $21.0 $4.1 $1.4 $8.5 $20.2 Net realized performance fees to the Operating Company Gross realized performance fees Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 2015 0.3% 2016 1.7% 2017 22.1% 2018 69.7% Post 2018 4.1% Perpetual 2.1%

13 Compelling fund-level track record This is a summary only. Please refer to Appendix for the Notes to Performance Summary on slide 35 for additional information. • Continued strong performance for residential housing funds driven by Bridge’s vertical integration. • Excludes performance for strategies currently raising capital including: Logistics, Net Lease Income, Agency MBS, Renewable Energy & PropTech. 1 Bridge Multifamily V is approximately 48% called with approximately $1.2 billion of dry powder available to deploy before the end of the investment period in July 2025. 2 Bridge Workforce Housing II is approximately 72% called with approximately $0.5 billion of dry powder available to deploy before the end of the investment period in August 2024. As of September 30, 2023 Closed-End Funds Investor Levered Investor Unlevered (Investment Period Beginning, Ending Date) Net IRR Net IRR Equity Strategies Funds Multifamily Bridge Multifamily I (Mar 2009, Mar 2012) 15.1% 15.1 % Bridge Multifamily II (Apr 2012, Mar 2015) 23.0% 22.5 % Bridge Multifamily III (Jan 2015, Jan 2018) 18.4% 17.9 % Bridge Multifamily IV (Jun 2018, Jun 2021) 18.6% 18.2 % Bridge Multifamily V (Jul 2021, to present)1 (23.1) % (20.4) % Bridge Multifamily Continuation Vehicle 22.9% 22.9 % Total Multifamily Funds 17.4% 17.0 % Workforce & Affordable Housing Bridge Workforce Housing I (Aug 2017, Aug 2020) 16.6% 16.6 % Bridge Workforce Housing II (Aug 2020, to present)2 (2.3) % (1.7) % Total Workforce & Affordable Housing Funds 10.2% 10.1 % Seniors Housing Bridge Seniors I (Jan 2014, Jan 2018) (1.9) % (1.7) % Bridge Seniors II (Mar 2017, Mar 2020) 1.6% 1.7 % Bridge Seniors III (Nov 2020, to present) 5.9% 5.8 % Total Seniors Housing Funds (0.2) % (0.1) % Office Bridge Office I (Jul 2017, Jul 2020) (19.0) % (18.6) % Bridge Office II (Dec 2019, Dec 2022) 5.6% 5.6 % Total Office Funds (13.0) % (12.1) % Single-Family Bridge Single-Family IV (Jan 2022, to Oct 2023) 26.0% 22.3 % Total Single-Family Funds 26.0% 22.3 % Logistics Value Bridge Logistics Value I (Nov 2021, to present) (1.6) % 0.2 % Total Logistics Value Funds (1.6) % 0.2 % Debt Strategies Funds Bridge Debt I (Sep 2014, Sep 2017) 5.9% 5.9 % Bridge Debt II (Jul 2016, Jul 2019) 8.6% 8.6 % Bridge Debt III (May 2018, May 2021) 9.0% 8.9 % Bridge Debt IV (Nov 2020, to present) 8.6% 7.9 % Total Debt Strategies Funds 8.6% 8.4%

14 $0.41 $0.52 $0.35 $0.44 $0.17 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Distributable earnings and capitalization Balance Sheet ($ in MM) As of September 30, 2023 After-Tax Distributable Earnings Per Share 1 The third quarter of 2021 was a partial period presented on a pro forma basis due to the Company’s IPO in July 2021. $0.26 $0.26 $0.28 $0.32 $0.29 $0.21 $0.19 $0.20 $0.22 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Assets Cash and cash equivalents $ 47.9 Restricted cash 9.9 Marketable securities, at fair value 12.8 Receivables from affiliates 48.5 Notes receivable from affiliates 54.2 Other assets 89.1 Other investments 200.5 Accrued performance allocations 377.5 Intangible assets, net 144.5 Goodwill 233.4 Deferred tax assets, net 60.2 Total assets $ 1,278.4 Liabilities Accrued performance allocations compensation $ 49.3 Accrued compensation and benefits 20.9 Accounts payable and accrued expenses 24.3 Due to affiliates 55.0 General Partner Notes Payable, at fair value 4.2 Insurance loss reserves 9.2 Self-insurance reserves and unearned premiums 3.9 Line of credit 50.0 Other liabilities 44.0 Notes payable 446.1 Total liabilities $ 707.0 Earnings (Loss) Per Share of Class A Common Stock - Diluted1 $(0.04) $(0.13) $(0.24) $(0.04)

Company Overview 15

16 Multifamily 18.5% Workforce & Affordable Housing 11.5% Seniors Housing 6.8% Single-Family Rental 2.2% Development 12.7% Office 4.4% Logistics 1.9% Net Lease Income 1.4% Debt 24.2% Agency MBS 5.9% Secondaries 10.5% Bridge Investment Group overview A leading vertically integrated alternative investment manager, diversified across specialized asset classes Nationwide, “boots on the ground” team and scalable infrastructure with active asset management, property management, leasing, and construction management Ranked #16 global private equity real estate firm for fundraising by PERE (June 2023) Loyal global investor base with ~$19.8Bn of capital raised over the last five years2 Key Stats1 $49.4Bn Gross AUM ~$650MM+ Principal, Employee, and Affiliate Capital Commitments LTM Q3 2023 Pre-Tax Distributable Earnings3 $145MM AUM by Strategy1 Equity Strategies Credit Strategies 3Q'18 - 3Q'23 Fee Related Earnings CAGR2 ~17% Experienced and aligned management team leading a deep and talented organization Track record of strong organic and inorganic growth with proven ability to grow new business lines 1 As of September 30, 2023. 2 From October 1, 2018 through September 30, 2023. 3 From October 1, 2022 through September 30, 2023.

17 Strong Tailwinds from Favorable Industry Trends Diversified and Synergistic Business Model Spanning Real Estate, Credit, Renewable Energy and Secondaries Vertically Integrated Business Model and Scalable Infrastructure Drive Competitive Advantages and Attractive Investment Returns National Footprint with High-Touch Operating Model and Local Expertise High Proportion of Recurring Fees and “Sticky” Contractual Revenue Streams from Long-Duration Capital Proven Record of Fundraising Success with a Loyal Investor Base Significant Organic and Inorganic Opportunities to Accelerate Growth Long-Tenured Senior Management Team with High Alignment and Support of Deep and Talented Employee Pool Bridge Investment Group key highlights

18 Bridge’s differentiated approach drives results 1Plus approximately 2,900 professionals employed through a professional employment organization at sites managed by Bridge Senior Living. Data-driven approach to market selection, incorporating intel from our local ~2,250 on the ground colleagues1 and macroeconomic factors and trends to help identify prime growth markets with long- term growth potential. We seek to provide life- enhancing social & community programs at certain real estate assets to advance social and economic mobility, environmental sustainability and equity and inclusion. Citizenship initiatives, including charitable giving and diversity & inclusion are embedded into firm governance and structure. Our vertically integrated model allows us to maintain control over the value chain and promotes knowledge sharing, while also providing quality operating execution at a lower cost. Streamlined platform-wide procurement process provides substantial economies of scale and cost efficiencies.

19 Individual 46% Institutional 54% Balanced investor base Fund Investor by Geography1 Fund Investor by Type1 Bridge’s Client Solutions Group maintains deep institutional and retail investor relationships and has built an impressive track record of raising capital and driving growth u During Q3 2023, 99% of capital was raised domestically and 90% came from individual investors. u Deep and broad individual investors relationships driven in part by relationships with some of the largest wirehouses and RIAs in the world. u AIFM license in Luxembourg approved July 2022, which has opened up marketing efforts for real estate funds in Europe in a more direct and efficient manner. US 59% Rest of World 41% 1 Based on committed capital as of September 30, 2023 and includes the acquisition of Newbury Partners, LLC which closed on March 31, 2023.

20 High Proportion of Repeat Investors1, 2, 3 High Proportion of Investors Invested Across Multiple Funds1,3 LP Composition1,3 1 Based on committed capital as of September 30, 2023. 2 Repeat investors groups investors coming through wirehouse platforms as one repeat investor as of September 30, 2023. 3 Based on committed capital as of September 30, 2023 and includes the acquisition of Newbury Partners, LLC which closed on March 31, 2023. Track record of fundraising success with a loyal investor base Bridge enjoys a diverse investor base with many repeat investors u Bridge has succeeded in penetrating key institutional segments (e.g., sovereign wealth funds, pension funds, insurance) as a complement to its extensive high-net-worth relationships. u Continued success gathering assets across wirehouses driven by strong investment results, excellent client service and positioning as a sector specialist. Non-Repeat 23.8% Repeat Investors 76.2% Invested Across Multiple Funds 46.6% Invested in Single Fund 53.4% Wealth Management 27.5% SWF, Pension 26.5% Family Office, HNW, RIA 21.0% Insurance, Bank, Foundation 14.3% Fund of Funds 8.4% Employees 2.3%

21 ESG initiatives are core to our culture Our commitment to ESG spans our organization as we seek to analyze, integrate and report ESG metrics across our assets, investments, and practices. Select Associations Select ESG Awards3 2021 Pension Bridge ESG Strategy of the Year Award 2022 PRI: Real-World Impact of the Year 2022 & 2021 Environmental Finance Social Fund of the Year 1 For our Workforce and Affordable Housing Funds only. 2 Bridge completed GRESB assessment submissions in 2021 for Bridge Workforce and Affordable Housing Fund I and Bridge Office Fund II, in 2022 for the aforementioned funds as well as for Bridge Multifamily Fund IV and Bridge Seniors Housing Fund II, and in 2023 for all of the aforementioned funds plus Bridge Multifamily Fund V and Bridge Workforce and Affordable Housing Fund II. 3 For Workforce and Affordable Housing strategy. Awards are based on self-reported data and are not intended to imply any endorsement or testimonial from any of these organizations. Social / Community & Citizenship Cross-Divisional Integration l Passionate community revitalization mindset, with dedicated social & community programming funded by the Bridge Community Enhancement Initiative (“BCEI”),1 integrated into WFAH assets. l Firmwide citizenship initiatives such as Charitable Giving, Employee Engagement and Employee Resource Groups. l Engage with CERES, NCREIF, Sorenson Impact, and PropTech firms for continuous dialogue on ESG best practices and new technologies. l Employee, resident and tenant engagement to promote sustainable and healthy practices. l Cross-functional ESG Steering Committee and integration of business lines and leadership for decision making, opportunity assessment, and risk mitigation. l Dedicated Climate Change Task Force to increase awareness of climate risks and opportunities. l Diversity, Equity, Inclusion + Belonging (“DEI+B”) Committee to drive progress across the organization. Measuring Reporting l Seeking to integrate ESG parameters into investment due diligence process in certain equity strategies as a defining criteria for asset, market and vendor selection. l Seeking measurement and reporting of energy, emissions, water, and waste to steadily improve environmental performance across Value-Add Multifamily, Workforce & Affordable Housing (“WFAH”), Office, and Seniors Housing strategies and communities. l Seeking alignment with global frameworks such as UN Principles for Responsible Investment (“PRI”), Task Force on Climate Related Financial Disclosures (“TCFD”), Global Reporting Initiative (“GRI”), and Sustainability Accounting Standards Board (“SASB”).l Measure and report our impact utilizing Global Impact Investing Network’s (“GIIN”) IRIS metrics1. l Completed GRESB assessment submissions in 2021, 2022 and 2023.2 l Support the United Nations Sustainable Development Goals (“SDGs”) in our annual ESG reports and GIIN IRIS metrics in our WFAH impact reports1.

Appendix 22

23 As of ($ in thousands) September 30, 2023 December 31, 2022 Assets (Unaudited) (Audited) Cash and cash equivalents $ 47,860 $ 183,576 Restricted cash 9,894 9,689 Marketable securities, at fair value 12,800 14,614 Receivables from affiliates 48,547 53,804 Notes receivable from affiliates 54,175 67,244 Other assets 89,091 70,466 Other investments 200,483 85,456 Accrued performance allocations 377,474 554,723 Intangible assets, net 144,532 4,894 Goodwill 233,365 55,982 Deferred tax assets, net 60,208 54,387 Total assets $ 1,278,429 $ 1,154,835 Liabilities and equity Accrued performance allocations compensation $ 49,317 $ 66,754 Accrued compensation and benefits 20,902 15,643 Accounts payable and accrued expenses 24,290 24,942 Due to affiliates 55,029 51,966 General Partner Notes Payable, at fair value 4,165 8,633 Insurance loss reserves 9,239 9,445 Self-insurance reserves and unearned premiums 3,930 3,453 Line of credit 50,000 — Other liabilities 44,029 30,386 Notes payable 446,081 297,294 Total liabilities $ 706,982 $ 508,516 Total equity $ 571,447 $ 646,319 Total liabilities and equity $ 1,278,429 $ 1,154,835 GAAP condensed consolidated balance sheets

24 Appendix Unaudited Historical Non-GAAP Measures Three Months Ended ($ in thousands) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Net (loss) income $ 118,882 $ 165,786 $ 97,505 $ 124,382 $ 32,241 $ 18,245 $ (67,431) $ (2,760) $ (17,894) Income tax expense 2,607 4,821 5,545 5,837 3,203 7,610 (5,844) 7,468 1,107 (Loss) income before provision for income taxes 121,489 170,607 103,050 130,219 35,444 25,855 (73,275) 4,708 (16,787) Depreciation and amortization 699 651 633 887 703 713 1,093 5,118 5,275 Impact of fund consolidation — — — — — — — 2,259 1,314 Less: Unrealized performance allocations (53,042) (137,638) (65,862) (70,116) 16,367 4,437 107,025 19,284 50,940 Plus: Unrealized performance allocations compensation 2,682 20,910 9,238 7,987 3,789 3,856 (14,670) (4,649) 1,788 Less: Unrealized (gains) losses, net (2,565) (705) (479) (3,483) (387) 101 (1,493) 1,368 (1,113) Plus: Other (income) expenses, net — 1,723 — — — (1,246) — — — Plus: Share-based compensation 2,452 3,592 7,264 6,553 9,624 8,702 9,360 11,119 10,655 Plus: Transaction and non-recurring costs — — — — — — 4,118 — 80 Less: Net realized performance allocations attributable to non-controlling interests (17,142) (5,913) (6,094) (18,409) (12,460) (2,357) (619) (5,066) (10,280) Less: Cash income attributable to non-controlling interests in subsidiaries (12,154) (14,568) 150 977 (3,307) (4,424) 1,856 865 (1,074) Distributable Earnings attributable to the Operating Company $ 42,419 $ 38,659 $ 47,900 $ 54,615 $ 49,773 $ 35,637 $ 33,395 $ 35,006 $ 40,798 Realized performance allocations and incentive fees (30,999) (10,345) (8,937) (33,581) (22,308) (4,455) (3,162) (8,466) (20,225) Realized performance allocations and incentive fees compensation 1,855 648 560 2,165 1,321 349 1,732 498 2,713 Net realized performance allocations to non-controlling interests 17,142 5,913 6,094 18,409 12,460 2,357 619 5,066 10,280 Net insurance (income) loss (1,101) 124 (665) (1,406) (1,183) (3,083) (2,409) (1,801) (1,701) (Earnings) losses from investments in real estate (823) (333) (40) (1,251) (818) (60) — (215) (537) Net interest (income) expense and realized (gain) loss 1,381 848 450 1,529 2,323 168 697 5,006 4,711 Less: Cash income attributable to non-controlling interests in subsidiaries 12,154 14,568 (150) (977) 3,307 4,424 (1,856) (865) 1,074 Total Fee Related Earnings $ 42,028 $ 50,082 $ 45,212 $ 39,503 $ 44,875 $ 35,337 $ 29,016 $ 34,229 $ 37,113 Total Fee Related Earnings attributable to non-controlling interests (12,154) (14,568) 150 977 (3,307) (4,424) 1,856 865 (1,074) Total Fee Related Earnings attributable to the Operating Company $ 29,874 $ 35,514 $ 45,362 $ 40,480 $ 41,568 $ 30,913 $ 30,872 $ 35,094 $ 36,039

25 Appendix Unaudited Historical Non-GAAP Measures Three Months Ended ($ in thousands) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Fund-level fee revenues Fund management fees $ 40,576 $ 49,965 $ 52,700 $ 49,380 $ 64,096 $ 55,408 $ 53,849 $ 60,353 $ 61,584 Transaction fees 21,907 31,598 21,998 17,643 11,532 5,033 2,377 4,682 9,679 Total net fund-level fee revenues 62,483 81,563 74,698 67,023 75,628 60,441 56,226 65,035 71,263 Net earnings from Bridge property operators 4,969 2,469 2,939 2,108 1,294 4,164 3,243 2,828 2,142 Development fees 1,018 1,136 1,259 793 986 1,651 335 1,337 247 Fund administration fees — — 3,640 3,657 3,808 3,925 4,177 4,304 4,556 Other asset management and property income 1,533 2,649 1,955 2,659 4,413 2,475 2,797 2,636 3,289 Fee Related Revenues 70,003 87,817 84,491 76,240 86,129 72,656 66,778 76,140 81,497 Cash-based employee compensation and benefits (23,173) (31,228) (32,539) (30,120) (34,242) (29,351) (31,623) (35,248) (37,275) Net administrative expenses (4,802) (6,507) (6,740) (6,617) (7,012) (7,968) (6,139) (6,663) (7,109) Fee Related Expenses (27,975) (37,735) (39,279) (36,737) (41,254) (37,319) (37,762) (41,911) (44,384) Total Fee Related Earnings 42,028 50,082 45,212 39,503 44,875 35,337 29,016 34,229 37,113 Total Fee Related Earnings attributable to non-controlling interests (12,154) (14,568) 150 977 (3,307) (4,424) 1,856 865 (1,074) Total Fee Related Earnings to the Operating Company 29,874 35,514 45,362 40,480 41,568 30,913 30,872 35,094 36,039 Realized performance allocations and incentive fees 30,999 10,345 8,937 33,581 22,308 4,455 3,162 8,466 20,225 Realized performance allocations and incentive fees compensation (1,855) (648) (560) (2,165) (1,321) (349) (1,732) (498) (2,713) Net realized performance allocations attributable to non- controlling interests (17,142) (5,913) (6,094) (18,409) (12,460) (2,357) (619) (5,066) (10,280) Net insurance income 1,101 (124) 665 1,406 1,183 3,083 2,409 1,801 1,701 Earnings from investments in real estate 823 333 40 1,251 818 60 — 215 537 Net interest income (expense) and realized gain (loss) (1,381) (848) (450) (1,529) (2,323) (168) (697) (5,006) (4,711) Distributable Earnings attributable to the Operating Company $ 42,419 $ 38,659 $ 47,900 $ 54,615 $ 49,773 $ 35,637 $ 33,395 $ 35,006 $ 40,798

26 Appendix Unaudited Historical Reconciliation of Non-GAAP Distributable Earnings per Share Three Months Ended ($ in thousands, except per share and per share amounts) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Numerator Distributable Earnings ("DE") attributable to the Operating Company $ 42,419 $ 38,659 $ 47,900 $ 54,615 $ 49,773 $ 35,637 $ 33,395 $ 35,006 $ 40,798 Less: DE attributable to non-controlling interests in the Operating Company (33,792) (29,957) (37,380) (42,256) (38,451) (27,488) (25,230) (26,436) (30,665) DE attributable to Bridge Investment Group Holdings Inc. 8,627 8,702 10,520 12,359 11,322 8,149 8,165 8,570 10,133 Less: Income allocated to participating Restricted Shares (823) (743) (1,897) (2,126) (1,969) (1,405) (1,917) (1,998) (2,393) DE available to common shareholders 7,804 7,959 8,623 10,233 9,353 6,744 6,248 6,572 7,740 Income tax benefit (expense) (1,951) (1,990) (2,156) (2,558) (2,338) (1,686) (1,562) (1,643) (1,935) After-tax DE available to common shareholders $ 5,853 $ 5,969 $ 6,467 $ 7,675 $ 7,015 $ 5,058 $ 4,686 $ 4,929 $ 5,805 Denominator Weighted-average shares of Class A Common stock outstanding - Basic 22,284,351 22,742,137 23,138,030 24,029,107 24,157,236 24,373,172 25,068,319 25,143,289 25,956,587 After-Tax Non-GAAP Distributable Earnings Per Share $ 0.26 $ 0.26 $ 0.28 $ 0.32 $ 0.29 $ 0.21 $ 0.19 $ 0.20 $ 0.22

27 Appendix Unaudited Historical Non-GAAP to GAAP Reconciliation Three Months Ended ($ in thousands) 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Cash-based employee compensation and benefits $ 23,173 $ 31,228 $ 32,539 $ 30,120 $ 34,242 $ 29,351 $ 31,623 $ 35,248 $ 37,275 Compensation expense of Bridge property operators 6,138 6,667 7,677 10,020 11,102 9,436 10,195 10,009 10,627 Share-based compensation 2,452 3,592 7,264 6,553 9,624 8,702 9,360 11,119 10,655 Employee compensation and benefits $ 31,763 $ 41,487 $ 47,480 $ 46,693 $ 54,968 $ 47,489 $ 51,178 $ 56,376 $ 58,557 Administrative expenses, net of Bridge property operators $ 4,802 $ 6,507 $ 6,740 $ 6,617 $ 7,012 $ 7,968 $ 6,139 $ 6,663 $ 7,109 Administrative expenses of Bridge property operators 1,901 2,112 2,768 3,152 3,673 3,140 3,636 3,976 4,304 Transaction and non-recurring costs — — — — — — 4,118 — 80 Impact of fund consolidation — — — — — — — 2,233 649 General and administrative expenses $ 6,703 $ 8,619 $ 9,508 $ 9,769 $ 10,685 $ 11,108 $ 13,893 $ 12,872 $ 12,142 Unrealized gains (losses) $ 2,565 $ 705 $ 479 $ 3,483 $ 387 $ (101) $ 1,493 $ (1,368) $ 1,113 Other expenses from Bridge property operators (18) (16) (14) (13) (8) — — — — Net interest income (expense) and realized gain (loss) (1,381) (848) (450) (1,529) (2,323) (168) (697) (5,006) (4,711) Other income (expense), net — (1,723) — — — 1,246 — — — Impact of fund consolidation — — — — — — — — (334) Total other (loss) income $ 1,166 $ (1,882) $ 15 $ 1,941 $ (1,944) $ 977 $ 796 $ (6,374) $ (3,932) Cash income attributable to non-controlling interests in subsidiaries $ 12,154 $ 14,568 $ (150) $ (977) $ 3,307 $ 4,424 $ (1,856) $ (865) $ 1,074 Non-cash income attributable to non-controlling interest in subsidiaries — — — — — (644) (434) (607) (374) Non-FRE income attributable to non-controlling interest in subsidiaries — — — — — — — — 1,845 Impact of fund consolidation — — — — — — — (1,607) (792) Realized performance allocations attributable to non-controlling interests 17,142 5,913 6,094 18,409 12,460 2,357 619 5,066 10,280 Unrealized performance allocations attributable to non-controlling interests 31,605 64,778 30,769 32,316 (14,386) (5,838) (54,578) (6,173) (31,991) Net (loss) income attributable to non-controlling interests in Bridge Investment Group Holdings LLC $ 60,901 $ 85,259 $ 36,713 $ 49,748 $ 1,381 $ 299 $ (56,249) $ (4,186) $ (19,958)

28 Appendix AUM Roll Forward (Unaudited) FEAUM Roll Forward (Unaudited) ($ in millions) Three Months Ended September 30, 2023 LTM September 30, 2023 Balance as of beginning of period $22,238 $16,580 Increases (capital raised/deployment)1,5 409 6,503 Changes in fair market value 11 31 Decreases (liquidations/other)6 (879) (1,335) FEAUM as of end of period $21,779 $21,779 % Change (2.1) % 31.4% 1 Includes the acquisition of Newbury Partners, LLC which closed on March 31, 2023. 2 New capital / commitments raised generally represents limited partner capital raised by our funds and other vehicles, including any reinvestments in our open-ended vehicles. 3 Distributions / return of capital generally represents the realization proceeds from the disposition of assets, current income, or capital returned to investors. 4 Change in fair value and acquisitions generally represents realized and unrealized activity on investments held by our funds and other vehicles (including changes in fair value and changes in leverage) as well as the net impact of fees, expenses, and non-investment income. 5 Increases generally represents limited partner capital raised or deployed by our funds and other vehicles that is fee earning when raised or deployed, respectively, including any reinvestments in our open-ended vehicles. 6 Decreases generally represents liquidations of investments held by our funds or other vehicles or other changes in fee basis, including the change from committed capital to invested capital after the expiration or termination of the investment period. ($ in millions) Three Months Ended September 30, 2023 LTM September 30, 2023 Balance as of beginning of period $48,892 $43,833 New capital / commitments raised1,2 298 6,965 Distributions / return of capital3 (572) (1,258) Change in fair value and acquisitions4 809 (113) AUM as of end of period $49,427 $49,427 % Change 1.1% 12.8%

29 Appendix FEAUM by Fund (Unaudited) September 30, December 31, September 30, ($ in millions) 2022 2022 2023 Bridge Debt Strategies Fund IV $ 2,036 $ 2,381 $ 2,774 Bridge Multifamily Fund V 1,922 2,143 2,233 Newbury Equity Partners Fund V — — 1,951 Bridge Opportunity Zone Fund IV 1,476 1,476 1,476 Newbury Equity Partners Fund IV — — 1,408 Bridge Multifamily Fund IV 1,327 1,347 1,384 Bridge Workforce Fund II 1,719 1,719 1,149 Bridge Opportunity Zone Fund III 1,019 1,019 1,019 Newbury Equity Partners Fund III — — 886 Bridge Debt Strategies Fund III 1,028 1,028 841 Bridge Seniors Housing Fund II 793 793 782 Bridge Seniors Housing Fund I 615 615 615 Bridge Workforce Fund I 556 556 556 Bridge Opportunity Zone Fund V 338 504 550 Bridge Opportunity Zone Fund I 482 482 482 Bridge Debt Strategies IV JV Partners 150 142 440 Bridge Office Fund I 512 478 424 Bridge Opportunity Zone Fund II 408 408 408 Bridge Logistics U.S. Venture I 305 256 285 Bridge Debt Strategies Fund II 280 280 280 Bridge Net Lease Industrial Income Fund 182 179 261 Bridge Single-Family Rental Fund IV 229 229 233 Bridge Agency MBS Fund 176 245 221 Bridge Multifamily Continuation Fund — — 190 Bridge Office Fund II 176 161 161 Bridge Debt Strategies II JV Partners 145 145 138 Bridge Debt Strategies III JV Partners 241 223 137 Bridge Office I JV Partners 132 132 108 Bridge Office III JV Partners 27 93 92 Bridge Opportunity Zone Fund VI — — 85 Bridge Seniors Housing Fund III 58 66 65 Newbury Equity Partners Fund VI — — 49 Morrocroft Neighborhood Fund III 32 32 32 Bridge Logistics U.S. Venture II — — 26 Bridge Office II JV Partners 6 6 21 Bridge Solar Energy Development Fund I — — 16 Bridge Ventures Fund I — — 1 Bridge Multifamily Fund III 188 188 — Bridge Multifamily III JV Partners 4 4 — Bridge Debt Strategies I JV Partners 18 4 — Total FEAUM by Fund $ 16,580 $ 17,334 $ 21,779

30 Appendix Reconciliation of GAAP Shares of Common Stock Outstanding to Total Shares Outstanding Q3 2023 GAAP Shares of Common Stock Outstanding 26,460,728 Unvested Participating Shares of Common Stock 7,909,077 Total Participating Shares of Common Stock 34,369,805 Participating Partnership Units 99,626,358 Unvested Participating Partnership Units 2,698,758 Total Shares Outstanding 136,694,921 Shareholder Dividends ($ in thousands, except per share data) Q3 2023 Distributable Earnings Attributable to the Operating Company $40,798 Less: 20% Holdback of Profits in the Operating Company to reinvest (8,144) Less: DE attributable to non-controlling interests in Operating Company (24,436) DE before Certain Payables Attributable to Common Stockholders $8,138 Less: Other Payables Attributable to Common Stockholders (2,035) DE Attributable to Participating Common Stockholders $6,103 Total Participating Shares of Common Stock 34,310,710 DE per Share after Certain Payables Attributable to Common Shareholders $0.18 Less: Retained Capital per Share (0.01) Dividend per Share $0.17 Record Date December 1, 2023 Payment Date December 15, 2023

31 Appendix Reconciliation of GAAP Loss per Share to Distributable Earnings per Share Q3 2023 ($ in thousands, except per share data) Amount Weighted- Average Shares Outstanding Amount per Share Net (loss) income available to Common Shareholders $ (1,067) 25,956,587 $(0.04) Add: (Loss) income allocated to unvested Participating Shares of Restricted Stock 1,361 Net income (loss) attributable to Bridge Investment Group Holdings Inc. $ 294 33,980,934 $(0.02) Net income attributable to non-controlling interests in Operating Company 1,770 Net (loss) income attributable to non-controlling interests in subsidiaries of Operating Company (19,958) Net (loss) income $ (17,894) 136,810,191 $(0.13) Income tax benefit (expense) (1,107) (Loss) income before provision for income taxes $ (16,787) 136,810,191 $(0.12) Depreciation and amortization 5,275 Impact of fund consolidation 1,314 Less: Unrealized performance allocations 50,940 Plus: Unrealized performance allocations compensation 1,788 Less: Unrealized (gains) losses, net (1,113) Plus: Share-based compensation 10,655 Plus: Transaction and non-recurring costs 80 Less: Net realized performance allocations attributable to non-controlling interests (10,280) Less: Cash income attributable to non-controlling interests in subsidiaries (1,074) Distributable Earnings attributable to the Operating Company $ 40,798 136,810,191 $0.30 Less: DE attributable to non-controlling interests in the Operating Company 30,665 102,829,257 0.30 Distributable Pre-Tax Earnings attributable to Bridge Investment Group Holdings Inc. $ 10,133 33,980,934 $0.30 Less: Income allocated to participating Restricted Shares 2,393 Distributable Pre-Tax Earnings available to Common Shareholders $ 7,740 25,956,587 $0.30 Less: Income tax expense 1,935 Distributable After-Tax Earnings available to Common Shareholders $ 5,805 25,956,587 $0.22

32 Appendix Profits Interests • 2019 profits interests converted on January 1, 2022 • 2020 profits interests converted on January 1, 2023 • 2021 profits interests converted on July 1, 2023 • Will result in a reduction in NCI and increase in Net Income to the Operating Company. • Will result in an increase in share count; however, expected to be antidilutive to public shareholders. Performance Income • The Operating Company receives 24% to 40% of the gross performance allocations. Non-Controlling Interests ($ in thousands) For Three Months Ended September 30, 2023 NON-GAAP FINANCIAL MEASURES Total Fund Management Performance income Fund-level fee revenues Fund management fees $ 61,584 $ 61,584 $ — Transaction fees net 9,679 9,679 — Total Fund-level fee revenues 71,263 71,263 — Net earnings from Bridge property operators 2,142 2,142 — Development fees 247 247 — Fund administration fees 4,556 4,556 — Other asset management and property income 3,289 3,289 — Fee Related Revenues 81,497 81,497 — Cash-based employee compensation and benefits (37,275) (37,275) — Net administrative expenses (7,109) (7,109) — Fee Related Expenses (44,384) (44,384) — Total Fee Related Earnings 37,113 37,113 — Total Fee Related Earnings attributable to non-controlling interests from subsidiaries of the Operating Company (1,074) (1,074) — Total Fee Related Earnings to the Operating Company 36,039 36,039 — Realized performance allocations and incentive fees 20,225 — 20,225 Realized performance allocations and incentive fees compensation (2,713) — (2,713) Net realized performance allocations attributable to non-controlling interests (10,280) — (10,280) Net insurance income 1,701 1,701 — Earnings from investments in real estate 537 537 — Net interest income/(expense) and realized gain/(loss) (4,711) (4,711) — Distributable Earnings Attributable to the Operating Company $ 40,798 $ 33,566 $ 7,232

33 Appendix Composition of Fund Management Fees ($ in MM)

34 Investment Performance Summary - As of September 30, 2023 ($ in MM) Appendix Total Investment-Level Fund-Level Returns Closed-End Funds(1) (Investment Period Beginning, Ending Date) Cumulative Fund Committed Capital(2) Unreturned Drawn Capital plus Accrued Pref(3) Cumulative Investment Invested Capital(4) Realized Investment Value(5) Unrealized Investment Value(6) Unrealized Investment MOIC(7) Total Investment Fair Value(8) Total Investment MOIC(9) Investor Levered Net IRR(10) Investor Unlevered Net IRR(11) Equity Strategies Funds Multifamily Bridge Multifamily I (Mar 2009, Mar 2012) $ 124 $ — $ 150 $ 280 $ — N/A $ 280 1.87x 15.1% 15.1 % Bridge Multifamily II (Apr 2012, Mar 2015) 596 — 605 1,264 — N/A 1,264 2.09x 23.0% 22.5 % Bridge Multifamily III (Jan 2015, Jan 2018) 912 809 904 2,003 1 0.48x 2,004 2.22x 18.4% 17.9 % Bridge Multifamily IV (Jun 2018, Jun 2021) 1,590 1,603 1,490 447 2,488 1.95x 2,935 1.97x 18.6% 18.2 % Bridge Multifamily V (Jul 2021, to present) 2,257 1,185 1,016 32 786 0.80x 817 0.80x (23.1) % (20.4) % Bridge MF Continuation Vehicle (Jul 2023, Jul 2023) 201 204 173 — 232 1.34x 232 1.34x 22.9% 22.9 % Total Multifamily Funds(12) $ 5,680 $ 3,800 $ 4,339 $ 4,027 $ 3,506 1.46x $ 7,533 1.74x 17.4% 17.0 % Workforce & Affordable Housing Bridge Workforce Housing I (Aug 2017, Aug 2020) $ 619 $ 675 $ 594 $ 169 $ 1,040 2.00x $ 1,209 2.04x 16.6% 16.6 % Bridge Workforce Housing II (Aug 2020, to present) 1,741 1,311 1,182 102 1,143 1.05x 1,245 1.05x (2.3) % (1.7) % Total Workforce & Affordable Housing Funds(12) $ 2,360 $ 1,986 $ 1,776 $ 271 $ 2,183 1.37x $ 2,454 1.38x 10.2% 10.1 % Seniors Housing Bridge Seniors I (Jan 2014, Jan 2018) $ 578 $ 855 $ 735 $ 427 $ 347 0.89x $ 774 1.05x (1.9) % (1.7) % Bridge Seniors II (Mar 2017, Mar 2020) 820 865 744 256 637 1.19x 893 1.20x 1.6% 1.7 % Bridge Seniors III (Nov 2020, to present) 48 33 24 2 32 1.44x 34 1.44x 5.9% 5.8 % Total Seniors Housing Funds(12) $ 1,446 $ 1,753 $ 1,503 $ 685 $ 1,016 1.07x $ 1,701 1.13x (0.2) % (0.1) % Office Bridge Office I (Jul 2017, Jul 2020) $ 573 $ 712 $ 624 $ 191 $ 191 0.65x $ 382 0.61x (19.0) % (18.6) % Bridge Office II (Dec 2019, Dec 2022) 208 219 242 79 215 1.21x 294 1.21x 5.6% 5.6 % Total Office Funds(12) $ 781 $ 931 $ 866 $ 270 $ 406 0.83x $ 676 0.78x (13.0) % (12.1) % Single-Family Bridge Single-Family IV (Jan 2022, to Oct 2023) $ 149 $ 156 $ 150 $ 1 $ 217 1.45x $ 218 1.45x 26.0% 22.3 % Total Single Family Funds(12) $ 149 $ 156 $ 150 $ 1 $ 217 1.45x $ 218 1.45x 26.0% 22.3 % Logistics Value Bridge Logistics Value I (Nov 2021, to present) $ 336 $ 285 $ 296 $ — $ 303 1.02x $ 303 1.02x (1.6) % 0.2 % Total Logistics Value Funds(12) $ 336 $ 285 $ 296 $ — $ 303 1.02x $ 303 1.02x (1.6) % 0.2 % Debt Strategies Funds Bridge Debt I (Sep 2014, Sep 2017) $ 132 $ — $ 219 $ 264 $ — N/A $ 264 1.21x 5.9% 5.9 % Bridge Debt II (Jul 2016, Jul 2019) 1,002 253 2,644 2,842 271 1.35x 3,113 1.18x 8.6% 8.6 % Bridge Debt III (May 2018, May 2021) 1,624 848 5,933 5,761 835 1.31x 6,596 1.11x 9.0% 8.9 % Bridge Debt IV (Nov 2020, to present) 2,888 2,834 8,295 5,958 2,804 1.12x 8,762 1.06x 8.6% 7.9 % Total Debt Strategies Funds(12) $ 5,646 $ 3,935 $ 17,091 $ 14,825 $ 3,910 1.18x $ 18,735 1.10x 8.6% 8.4 % Please refer to the Notes to Performance Summary for additional information.

35 Notes to Performance Summary Appendix The investment performance presented herein is intended to illustrate the performance of investments held by the funds and other vehicles we manage and the potential for which is relevant to the performance-based fees to Bridge. Other than the Investor Unlevered Net IRR and the Investor Levered Net IRR numbers presented herein, the cash flows in the investment performance do not reflect the cash flows used in presentations of fund performance due to the fund level expenses, reserves, and reinvested capital. (1) Closed-End Funds represented herein does not include performance for (i) Opportunity Zone funds as such funds are invested in active development projects and have minimal stabilized assets, (ii) funds that are currently raising capital, including our open-ended funds, or (iii) funds related to the acquisition of the investment management business of Gorelick Brothers Capital, LLC that closed on January 31, 2022 where Bridge is not acting as the general partner. Each fund identified contemplates all associated parallel and feeder limited partnerships in which investors subscribe and accordingly share common management. All intercompany accounts and transactions have been eliminated in the combined presentation. Values and performance presented herein are the combined investor returns gross of any applicable legal entity taxes. (2) Cumulative Fund Committed Capital represents total capital commitments to the fund (excluding joint ventures or separately managed accounts). (3) Unreturned Drawn Capital + Accrued Pref represents the amount the fund needs to distribute to its investors as a return of capital and a preferred return before the General Partner is entitled to receive performance fees or allocations from the fund. (4) Cumulative Investment Invested Capital represents the total cost of investments since inception (including any recycling or refinancing of investments). This figure will differ from Cumulative Paid-In Capital, which represents the total contributions or drawn down commitments from all investors since inception. (5) Realized Investment Value represents net cash proceeds received in connection with all investments, including distributions from investments and disposition proceeds. (6) Unrealized Investment Value represents the estimated liquidation values that are generally based upon appraisals, contracts and internal estimates. There can be no assurance that Unrealized Investment Fair Value will be realized at valuations shown, and realized values will depend on numerous factors including, among others, future asset-level operating results, asset values and market conditions at the time of disposition, transaction costs, and the timing and manner of disposition, all of which may differ from the assumptions on which the Unrealized Investment Fair Value are based. Direct fund investments in real property are held at cost minus transaction expenses for the first six months. (7) Unrealized Investment MOIC represents the Multiple on Invested Capital (“MOIC”) for Total Investment Fair Value associated with unrealized investments before management fees, fund level expenses and carried interest, divided by Cumulative Investment Invested Capital attributable to those unrealized investments. (8) Total Investment Fair Value represents the sum of Realized Investment Value and Unrealized Investment Value, before management fees, expenses and carried interest. (9) Total Investment MOIC represents MOIC for Total Investment Fair Value divided by Cumulative Investment Invested Capital. (10) Investor Levered Net IRR is an annualized realized and unrealized internal rate of return to fee-paying fund investors, computed from inception based on the effective dates of cash inflows (capital contributions) and cash outflows (distributions) and the remaining fair value, net of the investors actual management fees, fund level expenses, and carried interest. Net return information reflects aggregated fund-level returns for fee-paying investors using actual management fees paid by the fund. The actual management fee rates from individual investors will be higher and lower than the actual aggregate fund level rate. This return may differ from actual investor level returns due to timing, variance in fees paid by investors, and other investor-specific investment costs such as taxes. Because IRRs are time-weighted calculations, for newer funds with short measurement periods, IRRs may be amplified by fund leverage and early fund expenses and may not be meaningful. For IRRs calculated with an initial date less than one year from the reporting date, the IRR presented is de-annualized, representing such period's return. (11) Investor Unlevered Net IRR is an annualized realized and unrealized internal rate of return to fee-paying fund investors, computed from inception based on the effective dates of cash inflows (capital contributions and drawdowns on fund lines of credit) and cash outflows (distributions and repayments on fund lines of credit) and the remaining fair value (after removing outstanding balances on fund lines of credit), net of the investors actual management fees, fund level expenses, and carried interest. Net return information reflects aggregated fund-level returns for fee- paying investors using actual management fees paid by the fund. The actual management fee rates from individual investors will be higher and lower than the actual aggregate fund level rate. Because IRRs are time-weighted calculations, for newer funds with short measurement periods, this IRR may be amplified by early fund expenses and may not be meaningful. For IRRs calculated with an initial date less than one year from the reporting date, the IRR presented is de-annualized, representing such period's return. (12) Any composite returns presented herein do not represent actual returns received by any one investor and are for illustrative purposes only. Composite performance is based on actual cash flows of the funds within a strategy over the applicable timeframes and are prepared using certain assumptions. Each fund has varied investment periods and investments were made during different market environments; past performance of prior funds within a strategy is not a guarantee of future results. Fund investors generally pay fees based on a defined percentage of total commitments during the investment period and invested capital thereafter, but some fund investors may pay fees based on invested capital for the life of the fund according to the applicable governing documents. Additional information on the calculation of this composite performance, including applicable assumptions and supporting data, can be made available promptly upon request.

36 Glossary Assets Under Management Assets under management, or AUM, represents the sum of (a) the fair value of the assets of the funds and vehicles we manage, plus (b) the contractual amount of any uncalled capital commitments to those funds and vehicles (including our commitments to the funds and vehicles and those of Bridge affiliates). Our AUM is not reduced by any outstanding indebtedness or other accrued but unpaid liabilities of the assets we manage. Our calculations of AUM and fee-earning AUM may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers. In addition, our calculation of AUM includes uncalled commitments to (and the fair value of the assets in) the funds and vehicles we manage from Bridge and Bridge affiliates, regardless of whether such commitments or investments are subject to fees. Our definition of AUM is not based on any definition contained in the agreements governing the funds and vehicles we manage or advise. Distributable Earnings Distributable Earnings, or DE, is a key performance measure used in our industry and is evaluated regularly by management in making resource deployment and compensation decisions, and in assessing our performance. DE differs from net income before provision for income taxes, computed in accordance with U.S. GAAP in that it does not include depreciation and amortization, income (loss) from consolidated fund investments, unrealized performance allocations and related compensation expense, unrealized gains (losses), share-based compensation, cash income attributable to non-controlling interests, charges (credits) related to corporate actions and non-recurring items. Although we believe the inclusion or exclusion of these items provides investors with a meaningful indication of our core operating performance, the use of DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements and should be considered in addition to and not in lieu of the results of operations discussed further in our most recent annual report on Form 10-K and quarterly report of Form 10-Q under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Components of our Results of Operations—Combined Results of Operations” prepared in accordance with U.S. GAAP. Our calculations of DE may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers. Dry Powder Dry Powder represents of uncalled committed capital that is available for investment. Fee-Earning AUM Fee-Earning AUM, or FEAUM, reflects the assets from which we earn management fee revenue. The assets we manage that are included in our FEAUM typically pay management fees based on capital commitments, invested capital or, in certain cases, NAV, depending on the fee terms. Fee Related Earnings Fee Related Earnings, or FRE, is a supplemental performance measure used to assess our ability to generate profits from fee- based revenues that are measured and received on a recurring basis. FRE differs from income before provision for income taxes computed in accordance with U.S. GAAP in that it adjusts for the items included in the calculation of Distributable Earnings, and also adjusts Distributable Earnings to exclude realized performance allocations income and related compensation expense, net insurance income, earnings from investments, net interest (interest income less interest expense), net realized gain (loss), income (loss) from consolidated fund investments, and, if applicable, certain general and administrative expenses when the timing of any future payment is uncertain. FRE is not a measure of performance calculated in accordance with U.S. GAAP. The use of FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. Our calculations of FRE may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers.

37 Glossary (cont'd) Fee Related Expenses Fee Related Expenses is a component of Fee Related Earnings. Fee Related Expenses differs from expenses computed in accordance with U.S. GAAP in that it does not include incentive fee compensation, performance allocations compensation, share-based compensation, loss and loss adjustment expenses associated with our insurance business, depreciation and amortization, or charges (credits) related to corporate actions and non-recurring items, expenses from consolidated fund investments, and expenses attributable to non-controlling interest in consolidated entities. Additionally, Fee Related Expenses is reduced by the costs associated with our property operations, which are managed internally in order to enhance returns to the Limited Partners in our funds. Fee Related Expenses are used in management’s review of the business. Please refer to the reconciliation to the comparable line items on the consolidated and combined statements of operations. Fee Related Revenues Fee Related Revenues is a component of Fee Related Earnings. Fee Related Revenues is comprised of fund management fees, transaction fees net of any third-party operating expenses, net earnings from Bridge property operators, development fees, and other asset management and property income. Net earnings from Bridge property operators is calculated as a summation of property management, leasing fees and construction management fees less third-party operating expenses and property operating expenses. Property operating expenses is calculated as a summation of employee compensation and benefits, general and administrative expenses and interest expense at our property operators. We believe our vertical integration enhances returns to our shareholders and fund investors, and we view the net earnings from Bridge property operators as part of our fee related revenue as these services are provided to essentially all of the real estate properties in our equity funds. Net earnings from Bridge property operators is a metric that is included in management’s review of our business. Please refer to the reconciliation to the comparable line items on the combined statements of operations. Fee Related Revenues differs from revenue computed in accordance with U.S. GAAP in that it excludes insurance premiums and income (loss) from consolidated fund investments. Additionally, Fee Related Revenues is reduced by the costs associated with our property operations, which are managed internally in order to enhance returns to the Limited Partners in our funds. Fund Management Fees Fund management fees refers to fees we earn for advisory services provided to our funds, which are generally based on total commitments, invested capital or net asset value managed by us. Fund management fees are generally based on a quarterly measurement period and amounts are paid in advance of recognizing revenue. Operating Company Bridge Investment Group Holdings LLC, or the Operating Company, acts as a holding company of certain affiliates that provide an array of asset management services. The Operating Company is the ultimate controlling entity, through its wholly owned subsidiary Bridge Fund Management Holdings LLC, of the investment manager entities, which we refer to collectively as the Fund Managers. Sponsored Funds Sponsored Funds refers to the funds, co-investment vehicles and other entities and accounts that are managed by Bridge, and which are structured to pay fees.